UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 9, 2023

Nextdoor Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40246	86-1776836
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
420 Taylor Street
San Francisco, California
(Address of principal executive offices)

94102
(Zip Code)
(415) 344-0333
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	KIND	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2023, Nextdoor Holdings, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders virtually (the “Annual Meeting”). The Company’s stockholders voted on four proposals at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 17, 2023. There were 1,590,047,109 shares of Class A common stock and Class B common stock present at the Annual Meeting, online or by proxy, which constituted a quorum for the transaction of business. In deciding the proposals at the Annual Meeting, each share of Class A common stock represented one vote and each share of Class B common stock represented ten votes.

At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1.To elect three Class II directors of the Company, each to serve a three-year term expiring at the 2026 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified;

2.Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023;

3.To approve on a non-binding advisory basis, the compensation of the Company’s named executive officers; and

4.To select on a non-binding advisory basis whether future advisory votes on the compensation of the Company’s named executive officers should be every one, two, or three years.

The final results for each of these proposals are as follows:

Proposal 1: Election of Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Sarah Friar	1,539,944,152	13,926,652	36,176,305
Leslie Kilgore	1,540,111,128	13,759,676	36,176,305
David Sze	1,540,168,548	13,702,256	36,176,305

Sarah Friar, Leslie Kilgore and David Sze were elected as Class II directors to serve until the 2026 Annual Meeting of Stockholders.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstentions
1,585,935,485	3,409,107	702,517

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. There were no broker non-votes on this matter.

Proposal 3: Advisory Vote on the Compensation of the Company’s Named Executive Officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,543,780,810	8,517,932	1,572,062	36,176,305

The stockholders approved, on an advisory basis, the compensation paid by the Company to its named executive officers.

Proposal 4: Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
1,550,236,428	291,766	1,434,182	1,908,428	36,176,305

The stockholders advised that they were in favor of every year as the frequency of holding future advisory votes on the compensation of the Company’s named executive officers. Based on these results and consistent with the Company’s recommendation, the Company’s board of directors has determined that the Company will conduct future advisory votes regarding the compensation of its named executive officers every year. This policy will remain in effect until the next required stockholder vote on the frequency of advisory votes on the compensation of named executive officers.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTDOOR HOLDINGS, INC.

Date: June 9, 2023	By:	/s/ Michael Doyle
Michael Doyle
Chief Financial Officer